UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 11, 2005

ANGIODYNAMICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-50761 (Commission File Number)	11-3146460 (IRS Employer Identification No.)

603 Queensbury Avenue, Queensbury, New York (Address of Principal Executive Offices)	12804 (Zip Code)

(518) 798-1215

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On May 11, 2005, the compensation committee of the board of directors of AngioDynamics, Inc. (the “Company”), granted performance share awards and restricted stock unit awards under the Company’s 2004 Stock and Incentive Award Plan (the “Plan”) to the Company’s executive officers.

Under the performance share award agreements, 25% of the total performance shares awarded may be earned for each of four consecutive fiscal years of the Company, commencing with the Company’s 2006 fiscal year. Each year, one half of the shares available to be earned that year will be earned upon achievement by the Company of specified earnings per share (“EPS”) goals and the other half of the shares will be earned upon the Company’s achievement of specified revenue goals. Shares not earned in a fiscal year may be earned in the following fiscal year if the EPS or revenue goals in such following year are exceeded by an amount at least equal to the shortfall for the applicable goal for the preceding year. The EPS and revenue goals are the same for all of the performance share awards granted on May 11, 2005. The performance share awards are subject to additional conditions, including the recipient’s continued employment with the Company and the recipient’s not competing with the business of the Company or otherwise engaging in other activities detrimental to the Company’s business.

The restricted stock unit awards vest in full upon the recipient’s continued employment with the Company through the end of the Company’s fiscal year ending on or about May 30, 2009. The awards will be forfeited if the recipient ceases to be employed by the Company, competes with the business of the Company, or otherwise engages in activities detrimental to the Company’s business before such date.

The names and positions of the Company’s executive officers, and the number of performance shares and restricted stock units granted to each executive officer, are as follows:

Name	Position	Restricted Stock Units	Performance Shares
Eammon P. Hobbs	President and CEO	8,250	8,250
Paul J. Shea	Vice President, Sales	4,000	4,000
Robert M. Rossell	Vice President, Marketing	4,000	4,000
Brian S. Kunst	Vice President, Regulatory Affairs/Quality Assurance	4,000	4,000
William M. Appling	Vice President, Research & Development	4,000	4,000

Joseph G. Gerardi	Vice President, Chief Financial Officer & Treasurer	4,000	4,000
Harold C. Mapes	Vice President, Operations	4,000	4,000
Daniel K. Recinella	Vice President, Product Development	1,500	1,500

Item 9.01	Financial Statements And Exhibits
	(c)	Exhibits
		10.1	AngioDynamics, Inc. 2004 Stock and Incentive Award Plan (incorporated by reference to Exhibit 10.18 to the Registrant’s registration statement on Form S-1 (Reg. No. 333-113329)).

10.2	Form of Performance Share Award Agreement under the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan.

10.3	Form of Restricted Stock Unit Award Agreement under the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2004	ANGIODYNAMICS, INC.

(Registrant)

By: /s/ Joseph G. Gerardi

Joseph G. Gerardi

Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	AngioDynamics, Inc. 2004 Stock and Incentive Award Plan (incorporated by reference to Exhibit 10.18 to the Registrant’s registration statement on Form S-1 (Reg. No. 333-113329)).

10.2	Form of Performance Share Award Agreement under the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan.

10.3	Form of Restricted Stock Unit Award Agreement under the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan.